RESERVE TAX-EXEMPT TRUST

Supplement dated July 16, 2007
to Prospectuses and Statements of Additional Information
dated September 28, 2006, as amended October 2, 2006

The Board of Trustees and shareholders of the fund listed below approved an increase in its management fee by one basis point (.01 of 1%) and the distribution and service fee by five basis points (.05 of 1%) for each class thereof. In approving the fees, the Board of Trustees and shareholders also approved an amendment to the Investment Management Agreement to exclude from the comprehensive fee the expenses of the services of the fund's compliance officer and independent counsel to the Independent Trustees which will now be paid by the fund. There were no changes in the terms of the Distribution Plans. To reflect the fee changes, the data provided below updates the table for each applicable class in the current Prospectus for the Interstate Tax-Exempt Fund (the "Fund") under the section entitled "Fees & Expenses".

Interstate Tax-Exempt Fund

The following table describes the fees and expenses that you must pay if you buy and hold shares of the fund listed above. The Fund is a no-load fund, meaning that there are no sales charges (loads) or exchange fees associated with an investment in the Fund. The Annual Fund Operating Expenses are paid out of the Fund's assets, so these expenses affect the value of the Fund's shares.

Current Fees and Expenses

	Class R	Class Institutional	Class 75	Class 70
Shareholder Fees (Fees paid directly from your investment)
Shareholder Transaction Fees(1)	None	None	None	None
Redemption Fees(2)	None	None	None	None
Annual Fund Operating Expenses (Expenses that are deducted from Fund assets)
Management Fee(3)	0.81%	0.13%	0.56%	0.51%
Distribution and Service (12b-1) Fee	0.25%	None	0.25%	0.25%
Other Expenses(4)	None	None	None	None
Total Annual Fund Operating Expenses	1.06%	0.13%	0.81%	0.76%

	Class Treasurer's Trust	Class 45	Class 25	Class 15
Shareholder Fees (Fees paid directly from your investment)
Shareholder Transaction Fees(1)	None	None	None	None
Redemption Fees(2)	None	None	None	None
Annual Fund Operating Expenses (Expenses that are deducted from Fund assets)
Management Fee(3)	0.61%	0.46%	0.26%	0.16%
Distribution and Service (12b-1) Fee	None	None	None	None
Other Expenses(4)	None	None	None	None
Total Annual Fund Operating Expenses	0.61%	0.46%	0.26%	0.16%

(1)  The Fund may charge the following fees to a limited number of shareholders depending on their particular circumstance and services requested: A monthly "Low Balance Fee" (currently $15) may be imposed on Class R and Class Treasurer's Trust accounts with a monthly average account balance of less than $1,000 and Class Institutional, 15, 25, 45, 70 and 75 accounts with less than $100,000 in which no shareholder activity has occurred for the past 12 consecutive months. A fee of $2 may be charged on redemption checks for less than $100 for Class R and Class 75 shares and a fee of $100 may be charged on redemption checks for less than $100,000 for Class Institutional, 15, 25, 45, 70 and Treasurer's Trust shares. Wire redemption fees, "stop payment" fees, returned check fees, overdraft fees or other fees for specific extra services may also be charged. These fees may be changed or discontinued at any time and may be reduced or waived under certain circumstances.

(2)  Certain shareholders may also be subject to a fee for certain below-minimum redemptions by wire or check.

(3)  The Fund pays a "Comprehensive Management Fee" that includes the advisory fee, as well as all administrative and customary operating expenses of the Fund, as well as shareholder liaison services (such as responding to inquiries and providing information on investments), record keeping charges, accounting expenses, transfer agent costs, and the expenses of preparing, printing and mailing shareholder reports and prospectuses. The Comprehensive Management Fee does not include Other Expenses.

(4)  Other Expenses include interest charges, taxes, brokerage fees and commissions, extraordinary legal and accounting fees and other extraordinary expenses including expenses incurred in connection with litigation proceedings, other claims and the legal obligations of the Trust to indemnify its trustees, officers, employees, shareholders, distributors and other agents of the Trust, payments made pursuant to the Trust's Distribution Plan, the compensation of the chief compliance officer and related expenses, and the fees and expenses of the Independent Trustees, including the fees of the independent counsel of the Independent Trustees. It is estimated that these expenses will generally be less than 0.005%.

Expense Example

This example is intended to help you compute the cost of investing in the class with the cost of investing in other mutual funds.

The example assumes that you invest $10,000 in the Fund for the time period indicated and the class returns 5% annually. Although your actual costs may be higher or lower, based on these assumptions, your costs would be:

	One Year	Three Years	Five Years	Ten Years
Interstate Tax-Exempt Fund Class R	$108.65	$338.87	$587.47	$1,299.24
Interstate Tax-Exempt Fund Class Treasurer's Trust	$62.53	$195.90	$341.20	$763.86
Interstate Tax-Exempt Fund Class 75	$83.03	$259.61	$451.22	$1,004.69
Interstate Tax-Exempt Fund Class 70	$77.90	$243.70	$423.80	$944.92
Interstate Tax-Exempt Fund Class 45	$47.15	$147.95	$258.09	$580.16
Interstate Tax-Exempt Fund Class 25	$26.65	$83.79	$146.48	$331.06
Interstate Tax-Exempt Fund Class 15	$16.40	$51.62	$90.32	$204.71
Interstate Tax-Exempt Fund Class Institutional	$13.33	$41.95	$73.43	$166.56

The fee increases are also applicable to the sections in the Fund's Statement of Additional Information concerning the Investment Management Agreement and the Distribution Plans. In addition, the section concerning the Investment Management Agreement in the Fund's Statement of Additional Information is revised, in part, to reflect the changes in these agreements as follows:

Investment Management Agreement

The Trust, on behalf of the Fund, has entered into Investment Management Agreement with the Adviser (the "Management Agreement"), which provides for a comprehensive management fee structure. Under the Management Agreement, RMCI manages the Fund's investments in accordance with its investment objective and policies, subject to the overall supervision of the Trustees.

Under the terms of the Management Agreement, RMCI is paid a comprehensive management fee (the "Management Fee"), which includes the advisory fee, all administrative and customary operating expenses of the Fund, as well as shareholder liaison services (such as responding to inquiries and providing information on investments), record keeping charges, accounting expenses, transfer agent costs, and the expenses of preparing, printing and mailing shareholder reports and prospectuses. Excluded from the administrative and customary operating expenses for the Fund are interest charges, taxes, brokerage fees and commissions, extraordinary legal and accounting fees and other extraordinary expenses including expenses incurred in connection with litigation proceedings, other claims and the legal obligations of the Trust to indemnify its trustees, officers, employees, shareholders, distributors and other agents of the Trust, payments made pursuant to the Trust's Distribution Plan, the compensation of the chief compliance officer and related expenses, and the fees and expenses of the Independent Trustees, including the fees of independent counsel of the Independent Trustees.

Shareholders should retain this Supplement for future reference.